CAPITAL LEASES PAYABLE (Details 1) (USD $)	Dec. 31, 2012
2013	$ 43,502
2014	35,063
2015	16,526
2016	5,569
Total minimum lease payments	100,660
Less: amount representing interest	(12,140)
Present Value of Net Minimum Lease Payments	$ 88,520